AGREEMENT TO ISSUE WARRANTS


     THIS AGREEMENT TO ISSUE WARRANTS (this "Agreement") is entered into as of this 9th day of January, 1997, by and among LARSON DAVIS INCORPORATED, a Nevada corporation (the "Company"), and CONGREGATION AHAVAS TZDOKAH Z'CHESED ("Holder"), based on the following premises.

                                    Premises

     A. Holder holds warrants (the "Outstanding Warrants") to acquire shares of common stock of the Company, par value $0.001 per share (the "Common Stock").

     B. Holder has agreed to the early exercise of the Outstanding Warrants currently held by it and the modification of the Company's registration obligations with respect to the shares of Common Stock underlying the Outstanding Warrants in consideration of the Company's agreement to reduce the exercise price of the Outstanding Warrants and to grant it additional warrants to acquire shares of Common Stock on the terms and conditions set forth in this Agreement.

                                   Agreement

     NOW, THEREFORE, based on the stated premises, which are incorporated herein by reference, and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefit to the parties to be derived therefrom, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, it is hereby agreed as follows:

                                   Article I
                                    Warrants

     1.1 Outstanding Warrants. Holder holds Outstanding Warrants to acquire 370,208 shares of Common Stock. The Outstanding Warrants currently have an exercise price of $6.25 per share of Common Stock. The parties agree to reduce the exercise price of the Outstanding Warrants to $5.30 per share; provided that, the Outstanding Warrants are exercised on the timetable and other terms and conditions set forth in this Agreement.

     1.2 Exercise of Outstanding Warrants. Holder agrees to deliver to the Company $877,998 on or before January 31, 1997, as payment of the exercise price of a portion of the Outstanding Warrants. Holder agrees to deliver an additional $1,084,104.40 to the Company on or before April 16, 1997, as payment of the exercise price for its remaining Outstanding Warrants. On receipt of the first payment on or before January 31, 1997, the Company agrees to immediately provide irrevocable written instructions to its transfer agent to issue a certificate representing 140,480 shares of Common Stock be registered in the name of Ezer Mzion Organization, and to deliver such certificates to Holder. An additional 25,180 shares shall be held in reserve and issued on the timely payment of the second amount on or before April 16, 1997. On receipt of the second payment on or before April 16, 1997, the reserved shares shall be issued and an additional 204,548 shares shall be issued and delivered to Holder.

     1.3 Failure to Make Payments. In the event that Holder fails to make the payment due by January 31, 1997, this Agreement shall be null and void and the parties shall be governed by the prior agreements between the parties concerning the Outstanding Warrants. In the event that Holder makes the payment due on or before January 31, 1997, and then fails to timely make the payment due on or before April 16, 1997, the exercise price of all of the Outstanding Warrants (including those exercised on or before January 31, 1997) held by Holder shall be $6.25 per share of Common Stock and the 25,180 shares of stock reserved for Holder under the provisions of paragraph 1.2 shall not be issued.

     1.4 Issuance of Additional Warrants. On exercise of the Outstanding Warrants on or before April 16, 1997, the Company agrees to issue warrants to Holder to acquire a like number of shares of Common Stock at an exercise price of $10.75 per share of Common Stock (the "$10.75 Warrants"). The $10.75 Warrants shall be exercisable at any time after August 1, 1997, and prior to the close of business on April 16, 1999. The $10.75 Warrants shall be in the form attached hereto as Exhibit "A" and incorporated herein by this reference.

                                   Article II
           Representations, Covenants, and Warranties of the Company

     As an inducement to, and to obtain the reliance of, Holder, the Company represents and warrants as follows:

     2.1 Organization of the Company. The Company is a corporation duly organized, validly existing, and in good standing under laws of the state of Nevada, and has the corporate power and is duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted.
The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of the Company's certificate of incorporation or bylaws. The Company has taken all action required by law, its certificate of incorporation, its bylaws, or otherwise to authorize the execution and delivery of this Agreement and the consummation of the transactions herein contemplated.

     2.2 Approval of Agreement. The board of directors of the Company has authorized the execution and delivery of this Agreement by the Company and has approved the consummation of the transactions contemplated hereby. This Agreement is the legal, valid, and binding agreement of the Company enforceable between the parties in accordance with its terms.

     2.3 Financial Information. Each of the financial statements contained in the information referred to in section 2.4 present fairly the financial condition of the Company as of the respective dates of such financial statements and the results of its operations for the periods indicated. All such audited and unaudited financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved as explained in the notes to such financial statements and have been presented in accordance with the requirements of the rules and regulations promulgated by the SEC regarding the form and content of and requirements for financial statements to be filed with the SEC.

     2.4 Information. The information concerning the Company set forth in this Agreement, the annual report on Form 10-KSB filed with the SEC for the year ended June 30, 1996, and the quarterly report on Form 10-QSB for the quarter ended September 30, 1996, is, or was, as of the date of the respective reports, complete and accurate in all material respects and did not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.

     2.5 Third-Party Consents. None of the contracts, agreements, leases, or other commitments, written or oral, to which the Company is a party or to which any of its properties or assets are subject require the consent of any other party in order to consummate the transactions herein contemplated, except where the failure to obtain such consent would not have a material adverse effect on the transactions contemplated herein. Except for the satisfaction of requirements of federal and state securities and corporation laws, no authorization, approval, consent, or order of, or registration, declaration, or filing with, any court or other governmental body is required in connection with the execution and delivery by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby.

     2.6 No Conflict With Other Instruments. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any indenture, mortgage, deed of trust, lease, or other contract, agreement, or instrument to which the Company is a party or to which any of its properties or operations are subject and the breach of which would have a material adverse effect on the Company.

                                  Article III
              Representations, Covenants, and Warranties of Holder

     As an inducement to, and to obtain the reliance of the Company, Holder represents and warrants as follows:

     3.1 Binding Agreement. This Agreement is the legal, valid, and binding obligation of Holder enforceable in accordance with its terms.

     3.2 Third-Party Consents. None of the contracts, agreements, leases, or other commitments, written or oral, to which Holder is a party or to which any of its properties or assets are subject require the consent of any other party in order to consummate the transactions herein contemplated, except where the failure to obtain such consent would not have a material adverse effect on the transactions contemplated herein. No authorization, approval, consent, or order of, or registration, declaration, or filing with, any court or other governmental body is required in connection with the execution and delivery by Holder of this Agreement and the consummation by Holder of the transactions contemplated hereby.

     3.3 No Conflict With Other Instruments. The execution of this Agreement and the consummation of the transactions contemplated hereby, will not result in the breach of any term or provision of, constitute an event of default under, or require the consent or approval of any third-party pursuant to, any material contract, agreement, or instrument to which Holder is a party or to which any of its properties or assets are subject.

     3.4 Information. The information concerning Holder set forth in this Agreement is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.

                                   Article IV
                               Special Covenants

     4.1 Indemnification by Holder. Holder agrees to indemnify and hold harmless the Company and its directors and officers, and each person, if any, who controls the Company within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), from and against any and all losses, claims, damages, expenses, liabilities, or actions to which any of them may become subject under applicable law (including the Securities Act and the Exchange Act) and will reimburse them for any legal or other expenses reasonably incurred by them in connection with investigating or defending any claims or actions, whether or not resulting in liability, insofar as such losses, claims, damages, expenses, liabilities, or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any application or statement filed with a governmental body or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary in order to make the statements therein not misleading, but only insofar as any such statement or omission was made in reliance upon and in conformity with information furnished in writing by Holder expressly for use therein. Holder agrees at any time upon the request of the Company to furnish to it a written letter or statement confirming the accuracy of the information with respect to Holder contained in any report or other application or statement referred to in this Article IV, or in any draft of any such documents, and confirming that the information with respect to Holder contained in such document or draft was furnished by Holder, indicating the inaccuracies or omissions contained in such document or draft or indicating the information not furnished by Holder expressly for use therein. The indemnity agreement contained in this section 4.1 shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Company and shall survive the consummation of the transactions contemplated by this Agreement.

     4.2 Indemnification by the Company. The Company will indemnify and hold harmless Holder from and against any and all losses, claims, damages, expenses, liabilities, or actions to which it may become subject under applicable law (including the Securities Act and the Exchange Act) and will reimburse it for any legal or other expenses reasonably incurred by it in connection with investigating or defending any claims or actions, whether or not resulting in liability, insofar as such losses, claims, damages, expenses, liabilities, or actions arise out of or are based upon any breach of this Agreement or any untrue statement or alleged untrue statement of a material fact contained in any application or statement filed with a governmental body or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary in order to make the statements therein not misleading, but only insofar as any such statement or omission was made in reliance upon and in conformity with information furnished in writing by the Company expressly for use therein. The Company agrees at any time upon the request of Holder to furnish to it a written letter or statement confirming the accuracy of the information with respect to the Company contained in any report or other application or statement referred to in this Article IV, or in any draft of any such document, and confirming that the information with respect to the Company contained in such document or draft was furnished by the Company, indicating the inaccuracies or omissions contained in such document or draft or indicating the information not furnished by the Company expressly for use therein. The indemnity agreement contained in this section 4.2 shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of Holder and shall survive the consummation of the transactions contemplated by this Agreement.

     4.3 The Acquisition of Purchased Stock. The consummation of this Agreement and the issuance of $10.75 Warrants to Holder contemplated herein and the issuance of Common Stock on the exercise of the Outstanding Warrants constitutes the offer and sale of securities as those terms are defined under the Securities Act and applicable state statutes. Such transactions shall be consummated in reliance on certain exemptions from the registration requirements of federal and state securities laws, which depend, among other items, on the circumstances under which such securities are acquired.

          (a) In order to provide documentation for reliance upon such exemptions, Holder makes the following representations and warranties:

               (i) Holder acknowledges that neither the SEC nor the securities commission of any state or other federal agency has made any determination as to the merits of acquiring the Warrants or the shares of Common Stock issuable on exercise of the Warrants, and that this transaction involves certain risks.

               (ii) Holder has received and read this Agreement and understand the risks related to the consummation of the transactions herein contemplated.

               (iii) Holder has such knowledge and experience in business and financial matters that it is capable of evaluating the Company and its business operations.

               (iv) Holder has adequate means of providing for its current needs and possible personal contingencies and have no need now, and anticipates no need in the foreseeable future, to sell any of the Warrants or the shares of Common Stock issuable on exercise of the Warrants. Holder is able to bear the economic risks of this investment, and, consequently, without limiting the generality of the foregoing, is able to hold the Warrants and the shares of Common Stock issuable on exercise of the Warrants for an indefinite period of time, and has a sufficient net worth to sustain a loss of the entire investment, in the event such loss should occur.

               (v) Holder has been provided with all information contained in the Company's annual report on Form 10-K for the year ended June 30, 1996, and all subsequent interim reports filed by the Company with the Securities and Exchange Commission. Holder's representatives have personally met with the officers and directors of the Company and have investigated the intellectual property assets of the Company. Holder and its representatives have been given the opportunity to meet with and ask questions of the officers and directors of the Company and to obtain any additional information they consider material to the acquisition of the Warrants and the shares of Common Stock issuable on exercise of the Warrants.

               (vi) Holder is acquiring the Warrants and the shares of Common Stock issuable on exercise of the Warrants for its own account and not for resale to others.

               (vii) Holder confirms that it is an "accredited investor" as defined under rule 501 of regulation D promulgated under the Securities Act.

               (viii) Holder is an organization existing under the laws of the state of New York with principal offices located in New York.

               (ix) Holder understands that none of the Warrants or the shares of Common Stock issuable on exercise of the Warrants has been registered, but are being acquired by reason of a specific exemption under the Securities Act as well as under certain state statutes for transactions by an issuer not involving any public offering and that any disposition of the Warrants and the shares of Common Stock issuable on exercise of the Warrants may, under certain circumstances, be inconsistent with this exemption and may make the holder an "underwriter" within the meaning of the Securities Act. Holder further acknowledges that the Warrants and the shares of Common Stock issuable on exercise of the Warrants must be held and may not be sold, transferred, or otherwise disposed of for value unless they are subsequently registered under the Securities Act or an exemption from such registration is available; the Company is under no obligation to register the Warrants or the shares of Common Stock issuable on exercise of the Warrants under the Securities Act or under section 12 of the Exchange Act, except as provided in this Agreement or as may be expressly agreed to by it in writing; if rule 144 is available, and no assurance is given that it will be, initially only routine sales of the Warrants and the shares of Common Stock issuable on exercise of the Warrants in limited amounts can be made in reliance on rule 144 in accordance with the terms and conditions of that rule; the Company is under no obligation to the undersigned to make rule 144 available, except as may be expressly agreed to by it in writing; in the event rule 144 is not available, compliance with regulation A or some other exemption may be required before any holder can sell, transfer, or otherwise dispose of the Warrants or the shares of Common Stock issuable on exercise of the Warrants without registration under the Securities Act; the Company's registrar and transfer agent will maintain a stop transfer order against the registration of transfer of the Warrants and the shares of Common Stock issuable on exercise of the Warrants; and the certificate(s) representing the Warrants and the shares of Common Stock issuable on exercise of the Warrants will bear a legend in substantially the following form so restricting the sale of the Warrants and the shares of Common Stock issuable on exercise of the Warrants:

               THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ARE "RESTRICTED SECURITIES" WITHIN THE MEANING OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLYING WITH RULE 144 IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OR OTHER COMPLIANCE UNDER THE SECURITIES ACT.

          (b) In order to more fully document reliance on the exemptions as provided herein, Holder shall execute and deliver to the Company such further letters of representation, acknowledgment, suitability, or the like, as the Company and its counsel may reasonably request in connection with reliance on exemptions from registration under such securities laws.

          (c) The parties to this Agreement acknowledge that the basis for relying on exemptions from registration or qualification are factual, depending on the conduct of the various parties, and that no legal opinion or other assurance will be required or given to the effect that the transactions contemplated hereby are in fact exempt from registration or qualification.

                                   Article V
                              Registration Rights

     5.1 Registration of Common Stock. On or before April 30, 1997, the Company shall prepare and file with the Securities and Exchange Commission (the "SEC"), a registration statement (the "Registration Statement") that includes resale of the shares of Common Stock issuable on exercise of the Outstanding Warrants and the $10.75 Warrants subject to this Agreement. Thereafter, the Company shall use its best efforts to cause such Registration Statement to become effective as soon as is practicably possible and to keep such Registration Statement effective as provided herein. The Company further agrees to:

          (a) Prepare and file with the SEC such amendments and post-effective amendments to the New Registration Statement as may be necessary to keep the New Registration Statement effective for a period of not less than two
     (2) years from the date of exercise of the $10.75 Warrants, or such shorter period which will terminate when all securities covered by such Registration Statement have been sold or withdrawn; cause the prospectus which is part of the Registration Statement to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act applicable to it with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement or supplement to the prospectus;

          (b) Notify any holder of Common Stock covered by the Registration Statement (the "Selling Shareholders") when a prospectus is required to be delivered under the Securities Act, when the Company becomes aware of the happening of any event as a result of which the prospectus included in such Registration Statement (as then in effect) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of the prospectus or any preliminary prospectus, in light of the circumstances under which they were made) not misleading and, as promptly as practicable thereafter, prepare and file with the SEC and furnish to Selling Shareholders a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such securities, such prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (c) Enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such securities;

          (d) Use its best efforts to cause all securities of Selling Shareholders included in such Registration Statement to be listed, by the date of the first sale of securities pursuant to such Registration Statement, on each securities or trading exchange on which the Company's securities of the same class are then listed or proposed to be listed, if any;

          (e) On or prior to the date on which the Registration Statement is declare effective, use its best efforts to register or qualify, and cooperate with Selling Shareholders, the underwriter or underwriters, if any, and their counsel, in connection with the registration or qualification of, the securities of Selling Shareholders covered by the Registration Statement for offer and sale under the securities or blue sky laws of each state and other jurisdiction of the United States as Selling Shareholders or the underwriter reasonably requests in writing, to use its best efforts to keep each such registration or qualification effective, including through new filings, or amendment or renewals, during the period such Registration Statement is required to be keep effective and to do any and all other acts or things necessary or advisable to enable the disposition in all such jurisdictions of the securities of Selling Shareholders covered by the New Registration Statement; provided that, the Company will not be required to (1) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (e), (2) consent to general service of process in any such jurisdiction, or (3) subject itself to general taxation in any such jurisdiction;

          (f) Cooperate with Selling Shareholders and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold by Selling Shareholders under the New Registration Statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or Selling Shareholders may request; and

          (g) Use it best efforts to cause the securities of Selling Shareholders covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States as may be necessary to enable Selling Shareholders or the underwriter or underwriters, if any, to consummate the disposition of such securities.

     5.2  Cooperation by Holder.

          (a) Holder shall furnish to the Company in writing such information and affidavits as the Company may reasonably require in connection with any registration, qualification or compliance with respect to such securities. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to the securities of any Selling Shareholder that such Selling Shareholder shall furnish to the Company such information regarding the Selling Shareholder, the securities to be registered and other securities in the Company held, and the intended method of disposition of such securities as shall be required to effect the registration of such securities.

          (b) By exercising its Warrants, Holder shall be deemed to have confirmed at the time of such exercise the continuing accuracy of the information respecting its status as an accredited investor and the suitability of an investment in the Common Stock for it that is contained herein, all except as it may then advise the Company in writing. The Company may also require, as a condition precedent to exercise, that Holder complete and deliver to the Company a suitability letter containing representations and warranties regarding suitability of the investment of like tenor to those contained herein.

          (c) Holder, upon receipt of any notice from the Company of the happening of any event of the kind described in paragraph (b) of section 5.2, will forthwith discontinue disposition of the securities until its receipt of copies of the supplemented or amended prospectus contemplated by paragraph (b) of section 5.2 or until it is advised in writing (the "Advice") by the Company that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus, and, if so directed by the Company, Holder will, or will request the managing underwriter or underwriters, if any, to, deliver to the Company all copies, other than permanent file copies then in their possession, of the prospectus covering such securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the time period mentioned in paragraph (a) of section 5.2 shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when Holder shall have received the copies of the supplemented or amended prospectus contemplated by paragraph (b) of section
     5.2 hereof or the Advice.

          (d) At the end of any period during which the Company is obligated to keep any Registration Statement current and effective (and any required extensions), Holder shall discontinue sales of securities pursuant to such Registration Statement upon receipt of notice from the Company of its intention to remove from registration the securities covered by such Registration Statement which remain unsold, and Holder shall notify the Company of the number of securities registered which remain unsold promptly after receipt of such notice from the Company.

          (e) Holder acknowledges that the registration of the resale of the securities or the availability of an exemption from registration in certain states may impose certain limitations and conditions on the manner and nature of such sales. The Company shall advise Holder in writing of such registration or exemption and the related limitations and conditions from time to time. Holder shall be solely responsible for its own compliance with such limitations and conditions.

     5.3 Holdback Agreement. Holder, if requested by the managing underwriter or underwriters for any underwritten, registered offering of the securities of the Company, agrees not to effect any public sale or distribution of securities, including a sale pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, during the 15 days prior to, and during the 120-day period commencing on the effective date of such registration (except as part of such registration). In the event Holder is prohibited from effecting a sale of securities pursuant to this section 5.5, the time period in paragraph (a) of section 5.2 shall be extended by the number of days Holder is so prohibited.

     5.4 Registration and Selling Expenses. All of the costs and expenses of registration provided for herein will be borne by the Company, including the fees and expenses of the counsel and accountants for the Company (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance), and all other costs and expenses of the Company incident to the preparation, printing, and filing under the Securities Act of any registration statement (and all amendments and supplements thereto) and furnishing copies thereof and of the prospectus included therein, and the costs and expenses incurred by the Company in connection with the qualification of the Warrants and shares of Common Stock received on exercise of Warrants under the state securities or blue sky laws of various jurisdictions; provided that, the Company shall not bear the costs and expenses of Holder comprising underwriters' commissions, brokerage fees, transfer taxes, or the fees and expenses of any counsel, accountant, or other representative retained by Holder.

     5.5 Rule 144. The Company agrees that it will use its best efforts to file in a timely manner all reports required to be filed by it pursuant to the Exchange Act and, at any time and upon request of Holder, will furnish it with such information generated by the Company in the ordinary course of business as may be reasonably necessary to enable it to effect sales of Common Stock received on exercise of Warrants without registration pursuant to Rule 144 under the Securities Act. Notwithstanding the foregoing, the Company may deregister any class of its securities under section 12 of the Exchange Act or suspend its duty to file reports with respect to any class of its securities pursuant to section 15(d) of the Exchange Act if it is then permitted to do so pursuant to the Exchange Act and the rules and regulations thereunder.

     5.6 Participation in Underwritten Registrations. Holder may not participate in any underwritten piggyback registration in which it chooses to have stock included unless Holder (a) agrees to sell shares of Common Stock received on exercise of Warrants on the basis provided in any underwriting arrangements approved by the Company and the underwriter, and (b) completes and executes all questionnaires, powers of attorney, underwriting agreements and other documents customarily required under the terms of such underwriting arrangements.

                                   Article VI
                                 Miscellaneous

     6.1 No Brokers. Holder and the Company agree that no third person has in any way brought the parties together or been instrumental in the negotiation, execution, or consummation of this Agreement. Holder and the Company agree to indemnify the other against any claim by any third person for any commission, brokerage, finder's fee, or other payment with respect to this Agreement or the transactions contemplated hereby based upon any alleged agreement or understanding between such party and such third person, whether expressed or implied, arising from the actions of such party. The covenants set forth in this section 6.1 shall survive the date hereof and the consummation of the transactions herein contemplated.

     6.2 Governing Law. This Agreement shall in all respects, including all matters of construction, validity, and performance, be governed by, and construed and enforced in accordance with, the laws of the state of Utah applicable to contracts entered into in that state between citizens of that state and to be performed wholly within that state without reference to any rules governing conflicts of laws

     6.3 Notices. All notices, demands, requests, or other communications required or authorized hereunder shall be deemed given sufficiently if in writing and if personally delivered; if sent by facsimile transmission, confirmed with a written copy thereof sent by overnight express delivery; if sent by registered mail or certified mail, return receipt requested and postage prepaid; or if sent by overnight express delivery:

          If to the Company, to:   Larson Davis Incorporated
                                   Attn.:  Brian G. Larson, President
                                   1681 West 820 North
                                   Provo, Utah 84601
                                   Facsimile Transmission:  (801) 375-0182
                                   Confirmation:  (801) 375-0177

          With copies to:          Keith L. Pope, Esq.
                                   Kruse, Landa & Maycock, L.L.C.
                                   Eighth Floor, Bank One Tower
                                   50 West Broadway
                                   Salt Lake City, Utah 84101
                                   Facsimile Transmission:  (801) 359-3954
                                   Confirmation:  (801) 531-7090

          If to Holder, to:        Congregation Ahavas Tzdokah Z'Chesed
                                   3814-A  15th Avenue
                                   Brooklyn, New York 11218
                                   Facsimile Transmission:  (212) --- ----
                                   Confirmation:  (212) --- ----

or such other addresses and facsimile numbers as shall be furnished in writing by any party in the manner for giving notices hereunder, and any such notice, demand, request, or other communication shall be deemed to have been given as of the date personally delivered or on the first business day after a legible copy sent by facsimile transmission is received, three days after the date mailed by registered or certified mail, or on the first business day after the date sent by overnight delivery.

     6.4 Attorneys' Fees. In the event that any party institutes and prevails in any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the defaulting or breaching party or parties shall reimburse the nonbreaching party or parties for all costs, including reasonable attorneys' fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

     6.5 Best Knowledge. Whenever any representation is made to the "best knowledge" of any party, it shall be deemed to be a representation that an officer or director or other official of such party, after reasonable investigation, does not have any current actual knowledge that would make such representation untrue.

     6.6 Entire Agreement. This Agreement, together with the documents to be delivered pursuant hereto, represents the entire agreement between the parties relating to the subject matter hereof. To the extent inconsistent therewith, this Agreement supersedes all earlier agreements governing the Outstanding Warrants, including the Agreement to Issue Warrants between the parties dated May 15, 1996, and the warrant certificates representing the Outstanding Warrants. There are no other courses of dealing, understandings, agreements, representations, or warranties, written or oral, except as set forth herein.

     6.7 Survival; Termination. The representations, warranties, and covenants of the respective parties as set forth in this Agreement shall survive the closing and consummation of the transactions contemplated by this Agreement for a period of two years from the date of this Agreement. The Company's cumulative liability to Holder for breaches of this Agreement shall not exceed the aggregate exercise price of the Warrants covered hereby.

     6.8 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

     6.9 Amendment or Waiver. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. This Agreement may be amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance thereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

     6.10 Third-Party Beneficiaries. This Agreement is solely between the parties hereto and no director, officer, stockholder, employee, agent, independent contractor, or any other person or entity shall be deemed to be a third-party beneficiary of this Agreement.

     6.11 No Public Announcement. None of the parties to this Agreement shall, without the approval of each other party, make any press release or other public announcement concerning the transactions contemplated by this Agreement without first providing a copy of such press release or public announcement to the other parties to this Agreement at least five days prior to release. Nothing contained herein shall prohibit any party from making any pubic disclosure or announcement which is required by law.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                              The Company:

                                   LARSON DAVIS INCORPORATED


                                   By   /s/ Brian G. Larson
                                     Brian G. Larson, President


                              Holder:

                                   CONGREGATION AHAVAS TZDOKAH
                                      Z'CHESED


                                   By   /s/
                                                                 , President
                                      ---------------------------